UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 9, 2010

AGY HOLDING CORP.

(Exact name of registrant as specified in its charter)

Delaware	335-150749	20-0420637
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2556 Wagener Road Aiken, South Carolina		29801
(Address of principal executive offices)		(Zip Code)

(888) 434-0945

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On August 13, 2010, AGY Holding Corp. (the “Company”) announced via press release its financial results for the second quarter ended June 30, 2010 and that it will hold a teleconference to discuss those results on Monday, August 16, 2010. A copy of the press release is attached hereto as Exhibit 99.1.

The information in Item 2.02. of this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 9, 2010, the board of directors of the Company appointed Douglas J. Mattscheck as the Company’s President in addition to his current title of Chief Executive Officer. Mr. Mattscheck is 55 years old and has served as the Company’s Chief Executive Officer and as a director since April 2004.

Mr. Mattscheck will receive no additional compensation on the basis of his appointment to the office of President. Mr. Mattscheck is party to an employment agreement with the Company, which was previously filed as an exhibit to the Company’s Registration Statement on Form S-4 (File No. 333-150749) on May 8, 2008 and is incorporated herein by reference. Under the terms of his employment agreement, Mr. Mattscheck receives an annual salary of $345,050 and is eligible for a target annual bonus of 100% of his annual salary, subject to performance targets, provisions and conditions of a management incentive plan. Mr. Mattscheck is also entitled to participate in employee benefit plans for executives of the Company generally. Mr. Mattscheck’s compensation arrangements with the Company are described in Item 11 of the Company’s Annual Report on Form 10-K, File No. 333-150749, which was filed on March 31, 2010 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibit Number	Title

	10.1	Amended and Restated Employment Agreement dated effective as of April 7, 2006 by and between KAGY Holding Company, Inc., AGY Holding Corp. and Douglas J. Mattscheck (incorporated by reference to Exhibit 10.18 of Form S-4 (File No. 333-150749) filed May 8, 2008).

	99.1	Press Release issued by AGY Holding Corp. on August 13, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGY HOLDING CORP.

Date: August 13, 2010	By:	/s/ C. Steven Smoot
	Name:	C. Steven Smoot
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Title

99.1	Press Release issued by AGY Holding Corp. on August 13, 2010.